Exhibit 3.1

NINETEENTH RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of restating its Certificate of Limited Partnership under the Missouri Uniform Limited Partnership law, states the following:

(1)	The name of the limited partnership is The Jones Financial Companies, L.L.L.P. and the limited partnership’s charter number is LP0000443.

(2)	The name and address of the limited partnership’s Missouri registered agent is:

James A. Tricarico, Jr.

12555 Manchester Road

St. Louis, MO 63131

(3)	The names and mailing addresses of the general partners are set forth on Exhibit A attached hereto.

(4)	The latest date upon which the limited partnership is to be dissolved is December 31, 2199.

In affirmation thereof, the facts stated above are true.

Dated: July 17, 2014

THE JONES FINANCIAL COMPANIES, L.L.L.P.

By	/s/ James D. Weddle
James D. Weddle
Managing Partner/Authorized Person/Attorney-in-Fact

EXHIBIT A

Name	Address	City, State, Zip
1994 Inglett Family Trust	12076 E Poinsettia Drive	Scottsdale, AZ 85259

Acton,Orville Roy	601 Brimacombe Drive	Weyburn, SK S4H 2P3

Adams,Rodney	507 Heffernan Drive	Edmonton, AB T6R 2K5

Ahrens,Concetta Angela	12880 Whitehorse Lane	St Louis, MO 63131

Alex Ghobad Heidari Revocable Living Trust	12 Purple Martin Court	St Paul, MO 63366

Altergott,Mary Ann	11 Clermont Ln	St Louis, MO 63124

Andersen,Kyle Christian	Unit 1110,232 N Kingshighway Blvd	St Louis, MO 63108

Anderson,Steven Thomas	86 Homefield Square Ct	O’Fallon, MO 63366

Anthony A. McBride Revocable Trust	1515 Missouri Ave	St Louis, MO 63104

Anthony Damico Revocable Trust	735 Hesemann Ridge Ct	Ballwin, MO 63021

Anthony J. Sgroi Revocable Trust	1501 Homestead Summit Dr	Wildwood, MO 63005

Anwar,Nasheed	1146 Nooning Tree Drive	Chesterfield, MO 63017

Arnone,Scott William	3313 Michael Dr	Clarkston, WA 99403

ARTHUR VICTOR RUSSELL REVOCABLE TRUST	410 Duckett Place	Saint Charles, MO 63303

Asoera,Hans Oshiorenoyai	8 Giles Dr	Essex Jct, VT 05452

Azimian,Abbas-Arthur	1292 Kane Road	Mississauga, ON L5H 2M3

Barrows,Joseph L.	1155 N High Street	Lancaster, OH 43130

Bartek,Andrew Edward	10 Alviston Ct	O’Fallon, MO 63366

Bartholomew,David Malcolm	10 Black Creek Lane	St Louis, MO 63124

Basler,Craig Joseph	1031 Bristol Manor Drive	Ballwin, MO 63011

Battermann,Julie G.	14267 209Th Ave Ne	Woodinville, WA 98077

Bayston,Brett Gerald	2009 W 250 North	Lebanon, IN 46052

Bee,Stephen Todd	4048 Rolling Stone Ln	Pacific, MO 63069

Beeman,Darcy Jo	2811 Nw 12Th Ave	Wilton Manors, FL 33311

Belshe,Roger	1206 S Oxfordshire	Edwardsville, IL 62025

Bennett,Doug	1203 Appleford Lane	Burlington, ON L7P 3M1

Bennett,Steven K.	18332 Ne 101St Ct	Redmond, WA 98052

Bertis,Kevin Thomas	326 Canyon Highlands Drive	Oroville, CA 95966

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Biedar,Bruce Wayne	700 N Orleans Street	Chicago, IL 60610

Birch,Kevin Edward	172 Boxley Road	Burlington, ON L7L 4S6

Blackley,Edgar Leonard	3513 Harry Davis Road	Bullock, NC 27507

Blanchard,Kenneth	2443 E Eleana Lane	Gilbert, AZ 85298

Blough,Brian David	3586 Marys View Lane	Dacula, GA 30019

Blum,Christopher Todd	45 Brook Mill Ln	Chesterfield, MO 63017

Boedges,Christopher Joseph	1013 Castleview Ct	Cottleville, MO 63304

Boehne,Melanie Lynn	136 Inglenook Court	St Charles, MO 63304

Bolton,Wayne John	2540 Sunnyhurst	Oakville, ON L6H 7K5

Bonkowski,David Barrow	499 N Franklin Street Suite B	Frankenmuth, MI 48734

Bosch,Daniel Joseph	1524 Clover Ridge	Columbia, IL 62236

Boyd,David Jay	718 Grandview	Northville, MI 48167

Boyd,John Eric	14085 Broili Drive	Reno, NV 89511

Braceland,Timothy	31 Piety Corner Road	Waltham, MA 02451

Bradley A. Ytterberg Revocable Trust	622 Forest Court,Apt 3D	Clayton, MO 63105

Bradley L. Frick Revocable Living Trust	449 Sherwood	Webster Groves, MO 63119

Bradshaw,Randolph Lee	827 Millfield Ct	Town & Country, MO 63017

Bret D. Kimes Revocable Trust	265 Blackmer Place	St Louis, MO 63119

Brian D. Ashworth Revocable Trust	18612 Babler Meadows Dr	Wildwood, MO 63038

Brian D. Buckley Revocable Trust	16344 Wynncrest Falls Way	Wildwood, MO 63005

Bryan Eugene Hargiss Revocable Living Trust	220 Bluff View Circle	St Louis, MO 63129

Buffington,Sarah Renae	17142 Hidden Valley Forest Drive	Wildwood, MO 63025

Bumgardner,Michael S	187 Sandalwood Drive	Huntington, WV 25705

Burwell,Donald James	1052 Old Oak Drive	Oakville, ON L6M 3K5

Callahan,John Sylvester	12579 Falling Leaves Court	Saint Louis, MO 63141

Carroll,Douglas L	17632 Westhampton Woods Dr	Wildwood, MO 63005

Carter,Patricia McCarty	6108 Lost Valley Road	Raleigh, NC 27612

Cestia III,John Burton Enoch	424 East Main Street	New Iberia, LA 70560

Charles E. Cloud & Christy H. Cloud Family Living Trust	431 Sanders Bluff Road	Humboldt, TN 38343

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Charles Nelson Rogers Revocable Living Trust	2150 Englewood Terr Ct	Chesterfield, MO 63017

Charlton,Annette Lynn	3212 Post Walk Court	O’Fallon, MO 63366

Cheryl A. Mothes Revocable Trust	P O Box 965	Cape Girardeau, MO 63702

Childress,Randall Victor	1377 Dominion Plaza	Tyler, TX 75703

Christensen,Tony R	2354 Montana Ave	Humboldt, IA 50548

Christopher N. Lewis Revocable Living Trust	460 Lee Ave	Webster Groves, MO 63119

Ciapciak,Robert James	4 Saint Andrews Drive	Saint Louis, MO 63124

Cobb,Marc Lin	1318 Winterberry Drive	Reidsville, NC 27320

Collins,Matthew Daniel	12727 Wynfield Pines Ct	Des Peres, MO 63131

Connella,Eric William	27081 Green Hills Lane	Laguna Hills, CA 92653

Cook,Beth Ann	2306 Coventry Glen Court	Chesterfield, MO 63017

Cotton,Roger Matthew	19612 Creek Round Avenue	Baton Rouge, LA 70817

Covey,Duane James	8794 Paisley Dr Ne	Seattle, WA 98115

Crump,Kyle Ray	15051 N 73Rd Dr	Peoria, AZ 85381

Culleton,Patrick John	1914 Grassy Ridge Rd	Kirkwood, MO 63122

Cynthia A. Doria Revocable Living Trust	2 Hill Dr	Glendale, MO 63122

Damiano,Michael Angelo	1 Willow Court	Selinsgrove, PA 17870

Dan J. Timm Revocable Trust	Po Box 139	St Albans, MO 63073

Danae Domian Revocable Trust	1146 Lockett Road	Des Peres, MO 63131

Daniel Middleton and Carol Wechsler Living Trust	700 Chamblee Lane	St Louis, MO 63141

David A. Mayo and Diane M. Mayo Revocable Living Trust	4215 Austin Ridge Dr	Weldon Spring, MO 63304

DAVID FRANCIS POWERS REVOCABLE TRUST	2377 Spring Mill Woods	Saint Charles, MO 63303

David G. Otto Trust	705 Henry Ave	Ballwin, MO 63011

David II,Charles Michael	1407 Lincoln Ave	Evansville, IN 47714

DAVID L. LANE REVOCABLE TRUST	1103-111 Forsythe Street	Oakville, ON L6K 3J9

Decker,Gary Don	Po Box 650	Stamford, TX 79553

Declaration of Trust of Mark A. Eberlin	Po Box 214	Hardin, IL 62047

Dexter,Michael Paul	3627 St Andrews Ct	Crown Point, IN 46307

Dille,John Perrault	891 Durrow Dr	St Louis, MO 63141

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Doerring,Bret Allen	915 South 5Th Avenue West	Newton, IA 50208

Dolan,Lisa Marie	13 Brazillian Ct	St Louis, MO 63124

Donald Joseph Bergen, Jr. Revocable Living Trust	946 Victoria Ave	Glendale, MO 63122

Donaldson,Brian D	6927 Waterman Ave	University City, MO 63130

Doran,Matthew Scott	16404 Prestwick Place Ln	Ballwin, MO 63011

DOUGLAS LEE ROSEN REVOCABLE TRUST	13 Ridgecreek Rd	Town And Country, MO 63141

Dr. F. Katharine Warne Revocable Trust	801 S Skinker Blvd Apt 14B	Saint Louis, MO 63105

Draxler,Neil Robert	2458 Lexington St	Lafayette, CO 80026

Dugan Jr,William Wheldon	501 N Via Firenze Ct	Arroyo Grande, CA 93420

Dutton,Jonathan Donald	322 South Woodlawn Ave	Kirkwood, MO 63122

DuWayne E. Reichart Trust	14 Williamsburg Road	Sherman, IL 62684

EDWARD J. HOLT REVOCABLE TRUST	1722 Carman Ridge Ct	Manchester, MO 63021

Egan Jr,Thomas Michael	22 Kings Pointe	Belleville, IL 62223

Elaine R. Renner Revocable Living Trust	8402 Braeswood Estates Drive	O’Fallon, IL 62269

Ellis,John Lawrence	1544 Westfield Circle	O’Fallon, MO 63368

Elser II,John David	17616 Gardenview Manor Circle	Wildwood, MO 63038

Embleton,Matthew Roy	1036 Camargo Dr	Ballwin, MO 63011

Espy,Jason C	12726 Wynfield Pines Ct	Des Peres, MO 63131

Ewing,James David	1011 Oakdale Road Ne	Atlanta, GA 30307

Fernandez,Joan Christie	540 Trevi Lane	Ellisville, MO 63011

Finn,Timothy Vincent	16309 Idlewood Ct	Chesterfield, MO 63005

Flynn,Timothy Joseph	9379 Caddyshack Circle	St Louis, MO 63127

Foltz Gay,Jodi Lynn	559 South Clay	Kirkwood, MO 63122

Ford Jr,James Allan	3 Stonesthrow Dr	Laurel, MS 39440

French Sr,Kenneth Joseph	212 Edgewater	Victoria, TX 77904

Garrett,Ryan D.	1099 Ashton Hall Road	South Boston, VA 24592

Giardino,Richard L.	9670 109Th Ave	Ottumwa, IA 52501

Glynn,Tyler D.	813 Craig Forest Ln	Kirkwood, MO 63122

Goegan,Dino Joseph	5641 S Wilson Dr	Chandler, AZ 85249

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Graves,Mary Mullis	728 Wood Valley Trail	St Charles, MO 63304

Grbac,Kimberly Jean	9262 Rott Road	St Louis, MO 63127

Green,Curtis Randall	68110 Santelmo	Cathedral City, CA 92234

Greenwald,Ellis William	105 Shannon Dr	Andalusia, AL 36420

Gregory B. Dosmann Trust	13368 Pointe Conway Dr	Town and Country, MO 63141

Gregory,Wesley W.	2357 Sterling Pointe Drive	Chesterfield, MO 63005

Guebert,Jeffery Alan	311 Ditch’s Run	Waterloo, IL 62298

Gunn,David Alexander	16049 Wilson Manor Drive	Chesterfield, MO 63005

Halim,Vanessa Uzoamaka	12772 Corum Way Dr	Creve Coeur, MO 63141

Hammer,Douglas Earl	5020 Cedar Crest Avenue	Independence, MO 64055

Hansen,Dorian Ronayne	232 N Kingshighway Blvd Apt 2101	Saint Louis, MO 63108

Hanson,Rhonda Lynn	160 Ln 650Bc Snow Lake	Fremont, IN 46737

Hardt,Christopher R.	2586 Oakshore Drive	Westlake Village, CA 91361

Hardy,Jeffrey R.	2902 38Th St Se	Puyallup, WA 98374

Hartman,Mark Ronald	221 Pryde Blvd.	Exeter, ON N0M 1S1

Hatrel,Bryon John	9724 Dart Street	River Ridge, LA 70123

Hayman,Craig	151 Aintree Terrace	Oakville, ON L6J 5J4

Heisler,Robert Eugene	4738 Farm Creek Lane	Sylvania, OH 43560

Helbert,Clifton Lee	12725 Zachary’s Ridge	Sunset Hills, MO 63127

Henty,James Francis	140 Oneida River Road	Pennellville, NY 13132

Hickok,Jeffrey Kyle	10 Huntleigh Trails Lane	St Louis, MO 63131

Hoffman,Kim Bissette	2809 Deerfield Lane	Wilson, NC 27896

Holder 2003 Revocable Living Trust	2244 Nightingale Drive	Santa Rosa, CA 95403

Homra,William Allen	2006 Hemme Rd	Stuttgart, AR 72160

Hoover Jr,Charles Russell	1115 Alexander Pl Ne	Bainbridge Island, WA 98110

Hope III,Ruben Wert	7210 Foster Island Dr	Richmond, TX 77406

Hosey,Thomas Randal	702 Starlight Pass	Heath, TX 75032

Hrevus,Tina Marie	2410 Smizer Mill Est Dr	Fenton, MO 63026

Hunter,Kent Bogan	2800 S 87Th Dr	Fort Smith, AR 72903

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Hylander,Kevin Michael	128 Wisteria Place	Taunton, MA 02780

Isaacson,Charles Shannon	29061 St Highway Uu	Callao, MO 63534

Ison,Stephen James	1366 Sedgewick Crescent	Oakville, ON L6L 1X8

Iversen,Brad Christopher	13005 Wheatfield Farm Rd	Saint Louis, MO 63141

James A. Krekeler Revocable Trust	18 Thorndell Drive	St Louis, MO 63117

James D. Weddle Revocable Living Trust	1 Forest Ridge	Clayton, MO 63105

James Edward Markland Revocable Living Trust	13 Timberwood	Maryville, IL 62062

Jansen,James David	984 Sheffield Forest Court	Wildwood, MO 63021

Jeffrey C. Davis Revocable Trust	3309 Quail Ridge Road	Kinston, NC 28504

Jeffrey J. Panchot Revocable Living Trust	1624 Ashford Oaks Court	Wildwood, MO 63038

Jezak-Webb,Kim Kana	12449 N 91St Way	Scottsdale, AZ 85260

John Beuerlein Revocable Living Trust	Unit I,139 North Central	Clayton, MO 63105

John M. Keeley Trust	2420 Fawn Lake Circle	Naperville, IL 60564

Johnson,Anthony Wayne	1078 Harbour Island Road	Orlando, FL 32809

Johnson,David James	1719 Heritage Lake Dr	Centerville, OH 45458

Johnson,Everett J	17701 Sugarberry Ct	Chesterfield, MO 63005

Johnson,Marcus Eddy	8312 Pinecastle Dr	West Jordan, UT 84081

KATHERINE G. MAUZY REVOCABLE TRUST	2409 N Ballas Road	St. Louis, MO 63131

Kathleen Askren Revocable Living Trust	2405 Hollyhead Dr	Des Peres, MO 63131

Kelly,Timothy M	923 Claymark Drive	Town And Country, MO 63131

Kenneth James Muenz Trust	2111 Leverenz	Naperville, IL 60564

Kenneth R. Cella, Jr., Revocable Trust	P O Box 536	St Albans, MO 63073

Kersey,Carmack Douglas	419 S Maple St	Winchester, KY 40391

Kersting,Thomas Christopher	105 Heritage Station	Saint Charles, MO 63303

Kevin C. Haarberg Revocable Trust	937 Fairview Drive	Woodland, CA 95695

Kevin D. Bastien Revocable Trust	1555 Stoll Court	Columbia, IL 62236

Kevin R. Alm Revocable Living Trust	223 Appaloosa Dr	Chesterfield, MO 63005

Kimberly Sue Gannon Revocable Living Trust	2049 Avalon Ridge Circle	Fenton, MO 63026

Kindsvater,Alan Dennis	17669 Lasiandra Dr	Chesterfield, MO 63005

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

King,Kenneth Glen	9461 Bonhomme Woods Dr	Olivette, MO 63132

King,Michael William	19163 6565 Road	Montrose, CO 81401

Kirk William Evans Revocable Living Trust	Unit 244,8300 E Dixileta Dr	Scottsdale, AZ 85266

Klassen,Lisa Marie	4331 S Newport St	Chandler, AZ 85249

Klein,Christian Guy	5089 Canary Ln	Nampa, ID 83687

Klocke,Joseph Lawrence	113 Cloverleaf Meadows Ct	O’Fallon, MO 63366

Koestner,Eric Brian	124 Helfenstein Ave	Webster Groves, MO 63119

Koinis,James R.	3439 Melissa Court	Charlotte Harbor, FL 33980

Kristin M. Johnson Revocable Trust	4120 Aberdeen Pl	Swansea, IL 62226

Kuehl,Steven John	14021 Montrachet Lane	Town And Country, MO 63017

Kunkle,Steven Glenn	9840 SW Iowa Drive	Tualatin, OR 97062

Lamis,Eugene P.	4625 Cardona Court	Fort Worth, TX 76126

Lane,Jeffrey J.	5552 S Stafford Lane	Sierra Vista, AZ 85650

Lanigan,Neal J	7432 E Ann Way	Scottsdale, AZ 85260

Large,Daniel D	5253 Golf Course Dr	Morrison, CO 80465

Laura B. Ellenhorn Revocable Trust No. 1	6614 Clayton Rd # 182	Richmond Heights, MO 63117

Lawrence C. Thomas Revocable Living Trust	11204 Tri Lane Dr	Creve Coeur, MO 63141-7648

Lawrence,Scott	15419 Ironhorse Circle	Leawood, KS 66224

Lenz,Melissa Oge’	14865 Brook Hill Dr	Chesterfield, MO 63017

Leonard,Kirk Michael	831 Arbor Chase Drive	Wildwood, MO 63021

Levenson,David Nathan	11 Ridgemoor Drive	Clayton, MO 63105

Locke,Kenneth M.	405 15Th Avenue Ne	St Petersburg, FL 33704

Loftus,Gavin James	11205 Bonham Ranch Road	Dripping Springs, TX 78620

Logan,Neal	904 Jennifer Court	Cleburne, TX 76033

Long,David Earl	16038 S 31St St	Phoenix, AZ 85048

Longenecker,A Janssen	5334 Independence Rd	St Charles, MO 63304

Lord,Robert Joseph	24 Rosemont Ringoes Road	Ringoes, NJ 08551

MacLeod,Darryl John	35 Dufferin Street	St Albert, AB T8N 5R6

Maddox,Rebecca Lea Ann	3002 No Baltimore	Hastings, NE 68901

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Maddux,Mary Alcott	1712 Christmas Tree Lane	Ponca City, OK 74604

Maitra,Sucharita	521 Cochise Cr	Mississauga, ON L5H 1Y3

Mark L. Felten and Pamela S. Felten Revocable Living Trust	1825 Aston Way	Chesterfield, MO 63005

MATTHEW W. BURKEMPER REVOCABLE TRUST	23 Fieldcrest Drive	Columbia, IL 62236

McBride,Kimberly Renee’	3456 Covington Parkway Avenue	St Charles, MO 63301

McCarey,John David	14008 Eagle St Nw	Andover, MN 55304

McCloud,Lynette Diane	7215 Northmoor Drive	St Louis, MO 63105

McGregor,Robin Bruce	8800 Se Kingswood Way	Damascus, OR 97089

McPhillips,Janesse Kathleen	170 Kingscross Drive	King City, ON L7B 1E6

Mellon,Mark	16300 Fox Creek Forest Dr	Moseley, VA 23120

Meno,John Vanderzicht	20217 Old Burn Road	Arlington, WA 98223

Merianos,Tom Anastasios	5217 Preservation Circle	Mississauga, ON L5M 7T3

Merry L. Mosbacher Revocable Living Trust	1025 Bristol Manor Dr	Ballwin, MO 63011

Michelman,Jeremy Leland	726 N Clay Ave	Kirkwood, MO 63122

Miedler,Andrew Timothy	1069 Del Ebro	Ballwin, MO 63011

Mikula,Matthew James	12002 Wiltshire Place	Town And Country, MO 63131

Miller,Scott Andrew	1603 Misty Hollow Ct	Wildwood, MO 63038

Minehart,Andrew James	11N280 Stonecrest Dr	Elgin, IL 60124

Mirocke Jr,Joseph Anthony	2331 Mohler Drive Nw	North Canton, OH 44720

Murphy,John Kennedy	7974 Claiborne Lane	Inver Grove Heights, MN 55076

Myers,Douglas	6518 204Th Dr Ne	Redmond, WA 98053

Niemann,Timothy John	201 Progress Parkway	Maryland Heights, MO 63043

Noreus,Margaret	1102 Lake Shore Drive	Gladstone, MI 49837

Olsen,James John	12930 S Topping Estates Dr	Town & Country, MO 63131

Olson,Darin Dee	705 East Columbus Ave	Bellefontaine, OH 43311

O’Neal,Edward Vazon	4 Wolverton Ct	St Charles, MO 63301

Owen,Philip Daniel	16433 Bayshore Cove Ct	Wildwood, MO 63040

Pamela K. Cavness Revocable Trust	Po Box 124	St Albans, MO 63073

Peel,Lisa Lynn	2167 Riding Trail Dr	Chesterfield, MO 63005

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Pennington,Penelope	1206 S Main Street	St Charles, MO 63301

Peterson,Peter Christian	1892 Tahiti Drive	Costa Mesa, CA 92626

Poler,Steven Philip	240 Glenn Ct	Montesano, WA 98563

Portelance,Timothy Paul	174 Magnolia Farms Ln	Mooresville, NC 28117

Posner,Scott Robert	109 Hobson Avenue	St James, NY 11780

Powitzky,Elizabeth Susan	17400 Wildhorse Meadows Ln	Chesterfield, MO 63005

Price Purvis Woodward Revocable Trust	PO Box 585	St Albans, MO 63073-0585

Prucha Living Trust	21122 Atascocita Place	Humble, TX 77346

Purdy,Todd Judson	1457 Carriage Crossing Ln	Chesterfield, MO 63005

Pusateri,Anthony Joseph	2243 Whitby	Chesterfield, MO 63017

Quesenberry,Jeffery Paul	7818 Lake Shore Drive	Owings, MD 20736

Rahal,John F	18017 Tara Woods Court	Chesterfield, MO 63005

Rakow,Christopher Sean	1520 Liberty Street	Franklin, PA 16323

Raley Jr,Ray Wallace	1406 Lake Knoll Dr	Lake St Louis, MO 63367

Rappenecker,Jennifer Hunt	P O Box 2109	Kahului, HI 96733

Rawlins,Mark Aubrey	Po Box 203	Saint Albans, MO 63073

Reed,Justine Louise	44 Benson Avenue	Mississauga, ON L5H 2P4

Reedy,Michelle Lynne	414 Dickson Avenue	St Louis, MO 63122

Reeser,Todd Michael	10809 E 2720 St	Kewanee, IL 61443

Reifschneider,David Lee	821 Timber Lake Drive	Washington, MO 63090

Reis,Michelle Marie	3111 N 80Th Street	Mesa, AZ 85207

Revocable Living Trust Agreement of Timothy J. Kirley	12555 Manchester Road	Des Peres, MO 63131

Revocable Living Trust of Colleen Raley	255 Edwin Ave	St Louis, MO 63122-4719

Revocable Living Trust of Mary Beth Heying	203 Wizard Court	St Charles, MO 63304

Rhodes,Christopher Michael	18430 E Kingbird Drive	Queen Creek, AZ 85242

Rich Miller Revocable Living Trust	7 Marsh Island Ln	Savannah, GA 31411

RICHARD DAVID LINK REVOCABLE LIVING TRUST	2930 Woods Road	Wildwood, MO 63038

Richard Dennis Schachner Revocable Living Trust	1938 Chesterfield Ridge Circle	Chesterfield, MO 63017

Riggan,Timothy Wayne	4406 Round Top Road	Snyder, TX 79549

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Riseling,Laurence Craig	403 Carson	Dumas, TX 79029

Ritter,Jennifer Lynn	2705 Kettering Dr	St Charles, MO 63303

Rivard,Jonathan Alexander	32 Cedarbank Cres	Toronto, ON M3B 3A4

Roberts,Wayne A.	7002 E Summit Trail Circle	Mesa, AZ 85207

Roberts-Pitts,Emily	516 Castle Terrace Ct	Ballwin, MO 63021

Rodney T. Bahr Revocable Living Trust	374 Greycliff Bluff Drive	St Louis, MO 63129

RONALD L. GORGEN REVOCABLE TRUST	1509 Carman Glen Court	Manchester, MO 63021

Rovers,Frederick H	31 Northcrest Drive	London, ON N5X 3V7

Ruple Jr,Aubrey Vaughan	9628 Kurre Way	Garden Ridge, TX 78266

S. Matt Heffington and Kristin E. Heffington Revocable Trust	257 Pointe Lansing Court	Ballwin, MO 63021

Saari,Keith Andrew	10127 County Road 43	Mountain, ON K0E 1S0

Sachs,Brian Edward	1020 Nw Regent	Grants Pass, OR 97526

Sahlstrom,Thomas Walter	N5295 North Innsbruck Road	West Salem, WI 54669

Schachner,Robert Thomas	1316 Canterbury Circle	Libertyville, IL 60048

Scheer,Jonathan William	3485 Stone Road	Tell City, IN 47586

Schenk,Peter Carl	1407 Tamarac St	Kingston, ON K7M 7J2

Schettler,Joseph Henry	Po Box 465,5749 185Th	Carlisle, IA 50047

Schloneger,Kevin Scott	8160 Ecole St	Indianapolis, IN 46240

Schreiber,Steven Paul	901 Summit Avenue	New Ulm, MN 56073

Schumacher,Harry Dalton	1038 Kiefer Ridge Dr	Ballwin, MO 63021

Seals,William Christopher	412 West Lawton Circle	Rushville, IN 46173

Sherwood,Steven Francis	1832 Kings Cliff Rd	Kirkwood, MO 63122

Sides,Michael Lee	4015 Austin Dr	St Charles, MO 63304

Simis,Robert Sam	4431 Reedy Creek Road	Bristol, VA 24202

Slein Jr,Robert James	26 Lazarus Way	Salem, NH 03079

Smith,James Frederick	1317 Ardglass Trail	Corinth, TX 76210

Smith,Steven Paul	801 N Taylor Ave	Kirkwood, MO 63122

Snapp,Gregory James	Po Box 31816	St Louis, MO 63131

Soma,Steve Levern	2837 Cresent Dr	Mcfarland, WI 53558

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Spanier,Craig	2203 Mariposa Road	Oakville, ON L6M 4S1

Stapleton,Harvey P.	8 Flintridge Rd	Moultrie, GA 31768

Stephen C. Ford Living Trust	PO Box 134	Saint Albans, MO 63073

Stephen R. Seifert Trust	425 Park Ave	Glendale, MO 63122

Steven G. Carani Revocable Living Trust	712 Castle Ridge Dr	Ballwin, MO 63021-4476

Stilt,Terry Richard	990 Arlington Glen Dr	Fenton, MO 63026

Stringfellow,Paul Richard	2200 Sunrise Drive	Belton, TX 76513

Strizic,Derrick Darko	90 Burnhamthorpe Road West,C/O Edward Jones	Mississauga, ON L5B 3C3

Stuerman,Jeffrey Adams	950 Weatherstone Dr	St Charles, MO 63304

Suire,Olen Joseph	50 Glen Cove Dr	Cartersville, GA 30120

Susan S. Venn Revocable Trust	870 Pheasant Woods	St Louis, MO 63021

Sutton,Jenifer L	7607 Yale Court	Frederick, MD 21702

T. William Hizar, Jr. Revocable Trust	14 Algonquin Ln	St Louis, MO 63119

Terry,Daniel S.	5822 Olde Meadow Ct Ne	Rockford, MI 49341

The Andrew Ivan Greenberg Revocable Trust	335 W Woodbine Ave	Kirkwood, MO 63122

The Bradley Family Revocable Trust	295 Larimore Valley Drive	Wildwood, MO 63005

The Brett A. Campbell Revocable Trust	661 E Monroe Ave	Kirkwood, MO 63122

The Charles C. Orban Revocable Trust	1665 Wilson Ave	Chesterfield, MO 63005

The Curtis M. Lasserre and Gail C. Lasserre Revocable Living Trust	14425 S 22Nd Street	Phoenix, AZ 85048

The Daniel W. Miller Trust	6350 Redington Drive Se	Ada, MI 49301

The David R. Wenzel Revocable Trust	222 East Fairway Drive	Belleville, IL 62223

The Hill Revocable Trust	633 West Adams	Kirkwood, MO 63122

The Ken M. Dude Revocable Trust	5 Warridge Dr	Saint Louis, MO 63124

The L.P. Revocable Living Trust	4308 Napa View Lane	Saint Charles, MO 63304

The Lynch Joint Revocable Trust	1165 Miners Run	Rochester, MI 48306

The Mary Burnes Revocable Trust	723 Briar Fork Rd	St Louis, MO 63131

The Norman L. Eaker Revocable Trust	20 Country Club Woods	St Charles, MO 63303

The Revocable Living Trust of Michele Liebman	449 Oakshire Ln	Kirkwood, MO 63122

THE REVOCABLE LIVING TRUST OF TINA BOWLING	1471 Mumma Court	Chesterfield, MO 63005

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

The Revocable Trust Agreement of Michael Dryden Eberhart	1200 Hill St	Petoskey, MI 49770

The Rhonda L. Liesenfeld Revocable Trust	706 Hesemann Ridge Ct	Wildwood, MO 63021

The Robert A. Baldridge Revocable Trust	10586 Sunset Pines Ct	St Louis, MO 63128

The Steven C. Melichar Revocable Living Trust	3305 Gadwall Court	Swansea, IL 62226

The Theresa A. Secrest Revocable Living Trust	256 Towers Creek Pl	St Charles, MO 63304

The Trust of John D. Lee	225 W Jefferson St	Kirkwood, MO 63122

The Vincent A. Vento, Jr. Revocable Trust	121 Kendall Bluff Ct	Chesterfield, MO 63017

Therese M. Schmittgens Revocable Inter Vivos Trust	313 Yorktown Square Ct	St Charles, MO 63303

Thoma,Scott Austin	1337 Renaissance Place	Weldon Spring, MO 63304

Thomas Jr,Ted Robinson	11696 Baseline 2 Road Se	Moses Lake, WA 98837

Thomas P. Curran Revocable Living Trust	530 E Essex Ave	Kirkwood, MO 63122

Thompson,Kristie Sue	1451 E Coconino Drive	Chandler, AZ 85249

Thompson,Ricky Reynolds	124 W Saint James St	Tarboro, NC 27886

Timothy C. Rogers and Kimberly Jo Rogers Revocable Trust	256 Muse Drive	El Dorado Hills, CA 95762

Timothy J. Ney Revocable Trust	13210 Autumn Trails Court	Saint Louis, MO 63141

Timothy Robert Burke Revocable Trust	1 Washington Terrace	St Louis, MO 63112

Tom Migneron Revocable Living Trust	12904 Timmor Court	Town and Country, MO 63131

Tony P. Fulgieri Living Trust	5726 East Lake Rd	Romulus, NY 14541

Trainer,Curtis Lemuel	3102 Emerald Blvd	Kokomo, IN 46902

Trevino,Jose Luis	680 Trestle Glen	Oakland, CA 94610

Tricarico Jr,James A	816 South Hanley Apt 10D	St Louis, MO 63105

Trimble,Sheila Kristine	8330 University Dr	Clayton, MO 63105-3640

Tucker,Suzanne Frances	22640 Tomball Cemetery Road	Tomball, TX 77377

Twohig,Jeffrey William	705 Spanish Peaks Drive	Missoula, MT 59803

Van Buskirk,David Michael	4141 Roberts Road	Grapevine, TX 76051

Van Genderen,Scott D	12850 Westledge Lane	Des Peres, MO 63131

Vanderburgh,Diane Bohaker	12000 North 119Th Street	Scottsdale, AZ 85259

Vanselow,Debbi Asmund	3406 Nw 60Th St	Seattle, WA 98107

Vincent J. Ferrari Living Trust	Po Box 411	St Albans, MO 63073

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Wall,Ola Antonia	90 Banbury Road	Toronto, ON M3B 2L3

Wallen,Christopher Francis	5637 W Molly Lane	Phoenix, AZ 85083

Waller,Bruce Curtis	112 S Water West	Fort Atkinson, WI 53538

Weber,Donald Erwin	2352 Farm Road 1063	Monett, MO 65708

Weeast Sr,Jeffrey Dean	555 Fairway Drive	Liberal, KS 67901

Wemyss,Cynthia Ann	411 Arboleda Drive	Los Altos, CA 94024

Wendell E. Jones, Jr. Trust	824 Mohawk Drive	Florence, SC 29501

Werth,Timothy James	22985 Bouquet Canyon	Mission Viejo, CA 92692

Westfall,John A.	2503 Wagon Trail Rd Se	Cedar Rapids, IA 52403

White,Paul David	1403 Country Side Bend	Fredericksburg, TX 78624

Whitman,Wendell Warren	604 Valencia Drive	Boulder City, NV 89005

Wicks,Vickie V	2701 Bocage Lane	Lake Charles, LA 70605

Wilks,Syrrel Christian	7895 Yellowwood Drive	Mason, OH 45040

William E. Fiala Trust	411 Conway Aire	Saint Louis, MO 63141

William Jordan Welborn Revocable Living Trust	12430 Ballas Trails	St Louis, MO 63122

William Thomas Dwyer, Jr. 2004 Revocable Living Trust	PO Box 694	Salem, IL 62881

Williams III,Robert West	3339 Hwy Ff	Eureka, MO 63025

Williams,Amy L.	17839 Westhampton Woods Dr	Wildwood, MO 63005

Williams,Michael Ricardo	4204 Millers Ridge	Cottelville, MO 63304

Williams,Robert Dwayne	908 Turnberry	Southlake, TX 76092

Williams,Terrence Patrick	926 Oleander	Lake Jackson, TX 77566

Willingham,Thomas James	Apt L101,725 N Center Pkwy	Kennewick, WA 99336

Wilson,James Scott	6485 Seaside Dr	Loveland, CO 80538

Wise,Kellie Taylor	5989 West Potter Drive	Glendale, AZ 85308

Woodward,Kathryn Ann	9955 E Cinnabar Ave	Scottsdale, AZ 85258

Wright,Michael James	1550 Little Willow	Morris, IL 60450

Young,David L	2204 Sycamore Dr	Chesterfield, MO 63017

Exhibit A to the Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.